GOODWILL AND INTANGIBLE ASSETS - Expected amortization of intangible assets (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Expected amortization of intangible assets
2020		$ 3,730
2021		2,320
2022		2,320
2023		2,320
2024		1,566
Total	$ 9,109	$ 12,256	$ 3,587